UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 3, 2015
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33145 (Commission file number)	36-2257936 (I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On December 3, 2015, Sally Holdings LLC (“Holdings”) and Sally Capital Inc. (together with Holdings, the “Issuers”), both subsidiaries of Sally Beauty Holdings, Inc. (the “Company”), completed the issuance and sale of $750,000,000 aggregate principal amount of the Issuers’ 5.625% Senior Notes due 2025 (the “Notes”) in a previously announced registered public offering.

The net proceeds from the offering, together with cash on hand and/or additional borrowings, will be used to redeem all $750,000,000 aggregate principal amount of the Issuers’ 6.875% senior notes due 2019 at a redemption premium equal to 103.438% of the outstanding principal amount being redeemed plus accrued and unpaid interest to, but not including, the redemption date and to pay fees and expenses incurred in connection with the offering and the redemption.

The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of May 18, 2012, by and among the Issuers and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture, dated as of December 3, 2015, by and among the Issuers, the guarantors listed therein and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture provides that interest on the Notes is payable semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2016, and the Notes mature on December 1, 2025. Interest on the Notes will accrue from and including December 3, 2015.

Under the Indenture, Holdings has the right to redeem the Notes, in whole or in part, at any time on or after December 1, 2020 initially at 102.813% of their principal amount, plus accrued interest to the redemption date, declining ratably to 100% of their principal amount, plus accrued interest to, but not including, the redemption date, on or after December 1, 2023.  Pursuant to the Indenture, at any time prior to December 1, 2020, the Notes may also be redeemed or purchased (by Holdings or any other person), in whole or in part, at a redemption price equal to 100% of their principal amount plus a make-whole premium as provided in the Indenture, together with accrued and unpaid interest to, but not including, the redemption date. In addition, prior to December 1, 2018, Holdings has the right to redeem up to 35% of the aggregate principal amount of the outstanding Notes with the net proceeds from certain equity offerings at a redemption price equal to 105.625% of their principal amount, plus accrued and unpaid interest to, but not including, the redemption date. Holdings may make such redemption only if, after any such redemption, at least 65% of the aggregate principal amount of the Notes originally issued under the Indenture (including any additional notes) remains outstanding.

The Indenture contains certain covenants that, among other things, limit Holdings’ ability and the ability of its restricted subsidiaries to incur additional indebtedness, make certain dividends, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transaction with Holdings’ affiliates. Such covenants are subject to a number of important exceptions and qualifications set forth in the Indenture. The Indenture also contains certain customary events of default, including failure to make payments in respect of the principal amount of the Notes, failure to make payments of interest on the Notes when due and payable, failure to comply with certain covenants and agreements and certain events of bankruptcy or insolvency.

An event of default under the Indenture will allow the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes to declare the principal of and accrued but unpaid interest on all Notes due and payable, or in the case of events of default involving bankruptcy, insolvency or reorganization of Holdings, such principal and accrued and unpaid interest on all Notes will become immediately due and payable without action from the Trustee or any holder.

The foregoing description of the Indenture, which includes the form of Note as an exhibit thereto, does not purport to be complete and is qualified in its entirety by reference to the full text of the applicable agreement. The Base Indenture was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2012 and is incorporated by reference into this Item 1.01. The Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference into this Item 1.01.

The Company is filing this Current Report on Form 8-K to file with the SEC certain items related to the offering of the Notes that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-203862).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Indenture set forth in Item 1.01 above and the full text of the Indenture, which is attached hereto as Exhibits 4.1 and 4.2 are incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)                                 The following Exhibits are filed herewith as part of this report:

4.1                               Indenture, dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association which is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012

4.2                               Third Supplemental Indenture, dated as of December 3, 2015, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association (including the form of Note attached as an exhibit thereto)

5.1                               Legal Opinion of the Company’s General Counsel

23.1                        Consent of the Company’s General Counsel (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

December 3, 2015	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, General Counsel and Secretary

Exhibit No.	Description of Exhibit
4.1

Indenture, dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association which is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012.

4.2

Third Supplemental Indenture, dated as of December 3, 2015, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association (including the form of Note attached as an exhibit thereto)

5.1	Legal Opinion of the Company’s General Counsel

23.1	Consent of the Company’s General Counsel (included as part of Exhibit 5.1)